EXHIBIT 2.1
                                                                     -----------

                           TRADEMARK LICENSE AGREEMENT


         This Trademark License Agreement (the "Agreement") is made and entered into as of September 20, 2001 (the "Effective Date"), by and between Pacific Direct, LLC, a Delaware limited liability company ("Licensor"), Nautilus, Inc., a Washington corporation ("Nautilus") and Schwinn Acquisition LLC
("Acquisition"), a Delaware limited liability company and a wholly owned subsidiary of Pacific Cycle, LLC, a Delaware limited liability company ("Pacific").

                                    RECITALS

         A. Nautilus is an Affiliate (as defined below) of Direct Focus, Inc., a Washington corporation ("Direct Focus") and is in the business of designing, manufacturing, marketing, selling and distributing exercise equipment and other fitness and related products for personal and commercial use;

         B. Pacific is in the business of designing, manufacturing, marketing, selling and distributing bicycles, bicycling equipment and other cycling and related products for personal use;

         C. Pursuant to the Bid Letter and Asset Purchase Agreements, Direct Focus and Acquisition have purchased the tangible and intangible assets of Schwinn/GT Corporation and certain affiliated companies listed in the Asset Purchase Agreements (collectively, "Schwinn"), including, among other things, trademarks and associated goodwill;

         D. The SCHWINN name and trademark has been in substantial and continuous use by Schwinn and its related entities for over one hundred years and has become a famous mark entitled to protection in connection with a wide range of consumer products including cycling products, health and fitness products, clothing and footwear and a variety of other equipment and products relating to sports and recreation;

         E. As part of the Asset Purchase Agreements, Direct Focus has acquired certain assets of Schwinn including valuable patents, trademarks and domain names related to Schwinn's fitness business as more fully described in the Asset Purchase Agreements ("Fitness Assets"), Acquisition has acquired certain assets of Schwinn including valuable patents, trademarks and domain names related to Schwinn's cycling business as more fully described in the Asset Purchase Agreements ("Bicycle Assets"), and the parties jointly assigned their rights to acquire to Licensor, subject to the licenses granted in this Agreement, valuable trademarks associated with both Schwinn's cycling business and its fitness business, including the Marks (including the SCHWINN(R) mark, related composite marks, and related logos) and the Domain Names (including those encompassing part of the SCHWINN mark), including those set forth in Schedules A and B to this Agreement;

         F. In order to both maximize the commercial exploitation of the Marks and to protect against infringement, dilution and other diminution in value of the Marks, Nautilus and Acquisition have created Licensor which will own, manage and license such Marks, including licensing the Marks to Nautilus and Acquisition, in accordance with this Agreement and the LLC Agreement; and

         G. The Parties to this Agreement desire to set forth the terms and conditions under which Nautilus and Acquisition shall be entitled to use the Marks. Licensor is willing to grant to Nautilus and

Acquisition, and Nautilus and Acquisition are willing to accept, a license to use the Marks on the terms and conditions set forth herein.

         Therefore, in consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor, Nautilus and Acquisition agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         For purposes of this Agreement, the following capitalized terms shall have the respective meanings indicated:

         1.1 "Affiliate" means "affiliate" as defined in Rule 405 promulgated under the Securities Act of 1933, as amended.

         1.2 "Asset Purchase Agreements" means the Asset Purchase Agreements submitted by Pacific and Direct Focus, as amended, in connection with the Bid Letter and approved by the United States Bankruptcy Court by for the District of Colorado on September 12, 2001.

         1.3 "Bid Letter" means the Bid Letter dated September 5, 2001 whereby Direct Focus and Acquisition submitted a joint bid for acquisition of the assets of Schwinn to the United States Bankruptcy Court for the District of Colorado.

         1.4 "Combination Marks" shall mean those Marks that contain "Schwinn" and any additional designation, e.g. "Schwinn Cycles" or "Schwinn Fitness", and are listed as "Combination Marks" in Schedule A.

         1.5 "Cycling Business" shall mean the business of engaging in the design, manufacture, promotion, distribution and sale of Cycling Products and services related thereto, and other products, services, parts, tires and accessories related thereto, and which products, services, parts, and accessories may include in the future such as would generally be considered cycling products and services by members of the cycling industry and products, services, parts and accessories related thereto. Clothing, footwear, apparel and packs, bags or similar carrying items shall be included in the Cycling Business to the extent such items are associated with being worn or used in connection with the use, operation, maintenance or repair of a Cycling Product.

         1.6 "Cycling Products" shall mean wheeled products (powered and non-powered, motorized and non-motorized, mechanized and non-mechanized) used for transportation or recreational purposes (excluding motorcycles, automobiles, go-carts, all terrain vehicles and similar motorized vehicles), and related products and services. Consistent with this definition, Cycling Products shall include, without limitation, bicycles, tricycles, scooters, skateboards, all-terrain boards, personal ride-on toys, in-line skates, wheelchairs and any electric, motorized or mechanized versions of any of the foregoing, and other similar wheeled products, but shall not include exercise or stationary products that use or incorporate wheels, such as stationary bicycles. Cycling Products shall also include, without limitation, miniature and toy versions of Cycling Products, including finger bicycles and novelty items incorporating representations or depictions or Cycling Products.

         1.7 "Defending Party" shall mean, with respect to any action under
Section 6.3, any Party other than a Non-Defending Party.

         1.8 "Domain Names" shall mean the domain names and/or URLs listed on Schedule B that incorporate the Marks.

         1.9 "Fitness Business" shall mean the business of engaging in the design, manufacture, promotion, distribution and sale of Fitness Products and services related thereto (including fitness clubs and educational programs) and other products, services, parts and accessories related thereto, and which products, services, parts and accessories may include in the future such as would generally be considered health and fitness products and services by members of the health and fitness industry and products, services, parts and accessories related thereto. Clothing, footwear, apparel and packs, bags or similar carrying items shall be included in the Fitness Business to the extent such items are associated with being worn or used in connection with the use, operation, maintenance or repair of a Fitness Product.

         1.10 "Fitness Products" shall mean products that are primarily intended for physical exercise, physical training, health or relaxation in a health and fitness setting and similar uses and related services, including, but not limited to, health, fitness, nutrition (e.g. vitamins, health foods and other sports, nutrition, body-building and weight loss food products and supplements), diet and fitness related wellness products and services. Consistent with this definition, Fitness Products may be used indoors or outdoors but do not consist of Cycling Products.

         1.11 "Future Marks" shall mean any trademarks or service marks created or adopted by either of the Parties during the term of this Agreement that constitute any variation of the Marks, incorporate in whole or in part any of the Marks, or are a use of a Mark for a class of goods or services not previously registered with the United States Patent and Trademark Office.

         1.12 "Licensee" shall mean Nautilus or Acquisition, as the context requires; "Licensees" shall mean Nautilus and Acquisition.

         1.13 "LLC Agreement" means the Limited Liability Company Agreement for Pacific Direct, LLC, by and between Nautilus and Acquisition dated September 20, 2001.

         1.14 "Marks" shall mean the unregistered or registered service marks and trademarks, and service marks and trademarks that are the subject of pending applications, as set forth on Schedule A to this Agreement.

         1.15 "Non-Defending Party" shall mean the Party obligated to defend an action pursuant to Sections 6.3.1, 6.3.2, or 6.3.3.

         1.16 "Non-Prosecuting Party" shall mean the Party with the primary right to bring an action pursuant to Sections 6.2.1, 6.2.2, or 6.2.3.

         1.17 "Party" or "Parties" shall mean any or all of Acquisition, Nautilus, Licensor and their respective successors and assigns.

         1.18 "Prosecuting Party" shall mean, with respect to any action under
Section 6.2, any Party other than a Non-Prosecuting Party.

         1.19 "Third Party" or "Third Parties" shall mean any entity other than a Party.

         1.20 "Unrelated Business" shall mean the business of engaging in the design, manufacture, promotion, distribution and sale of consumer products which are not related to either the Cycling Business or Fitness Business. Examples of Unrelated Business include, without limitation, casual clothing and footwear, hats, coolers, snowboards, wakeboards, water toys and other products which are associated neither with the Cycling Business nor the Fitness Business.

                                    ARTICLE 2


                            LICENSE TO USE TRADEMARKS

         2.1 LICENSE OF MARKS. Subject to the terms and conditions of this Agreement, Licensor hereby grants the following licenses to use the Marks:

                  2.1.1 Acquisition shall have, on a worldwide basis, an exclusive, perpetual, royalty-free right and license to use and commercialize the Marks (including any Combination Mark designated in Schedule A as a "Cycle Mark") only in connection with the Cycling Business; provided, however, that Acquisition shall not use any Combination Mark designated in Schedule A as a "Fitness Mark". Acquisition hereby accepts such license and acknowledges and admits that, notwithstanding its joint ownership of the Marks through ownership of an interest in Licensor, it is expressly prohibited from using the Marks in any way related to the Fitness Business.

                  2.1.2 Nautilus shall have, on a worldwide basis, an exclusive, perpetual, royalty-free right and license to use and commercialize the Marks (including any Combination Mark designated in Schedule A as a "Fitness Mark") only in connection with the Fitness Business; provided, however, that Nautilus shall not use any Combination Mark designated in Schedule A as a "Cycle Mark". Nautilus hereby accepts such license and acknowledges and admits that, notwithstanding its joint ownership of the Marks through ownership of an interest in Licensor, it is expressly prohibited from using the Marks in any way related to the Cycling Business.

                  2.1.3 Neither Nautilus nor Acquisition shall have any license or other right to use the Marks in connection with an Unrelated Business, unless such a license is hereafter specifically granted by Licensor under a separate agreement.

                  2.1.4 The licenses of the Parties set forth in this Section
2.1 shall include the right to grant sub-licenses to any Third Party (including an Affiliate) who agrees to be bound by the terms of Articles 2 and 3 hereof. Notwithstanding any other provision of this Agreement, each of the Parties hereby agrees to take no action that is inconsistent in any material respect with the respective rights of the Parties granted in this Section 2.1 or that would cause material dilution of the Marks in violation of this Agreement.

         2.2 FUTURE ACTIONS.

                  2.2.1 The Parties shall not use any Future Marks without the prior written consent of Licensor (which consent shall not be unreasonably withheld, conditioned or delayed). Upon request of a Licensee to use any Future Mark, Licensor shall determine whether such Future Mark would likely cause confusion with, or dilution of, any Mark or infringement of an exclusive license granted in this Agreement. If Licensor determines such use of a Future Mark is not likely to cause confusion or dilution or infringement of an exclusive license granted in this Agreement, Licensor shall create and own such Future Mark and shall apply for registration of such Future Mark in such jurisdictions as are requested by the requesting Licensee, and the Future Mark shall be added as a Mark under this Agreement and licensed accordingly. The requesting Licensee shall perform all functions and execute all documents necessary to effectuate this Paragraph.

                  2.2.2 To the extent permitted by law, Licensor shall file in its name any application necessary to maintain registration of the Marks, the Future Marks and Domain Names in the United States ("Required Filings") and may file in its name any application necessary to maintain registration of the Marks, the Future Marks and Domain Names in any other jurisdiction ("Permitted Filings"). If Licensor does not make a Required Filing within the earlier of thirty (30) days of written notice of such failure or within ten (10) days before any filing deadline established by or binding upon the body with which the filing is made, Licensor hereby grants Licensees an irrevocable power of attorney to make such Required Filing in the name of Licensor on Licensor's behalf for Marks which they are licensed to use under this Agreement. If Licensor does not make a Permitted Filing that has been requested by a Licensee within the earlier of thirty (30) days of written request by such Licensee or within ten (10) days before any filing deadline established by or binding upon the body with which the filing is made, Licensor hereby grants Licensees an irrevocable power of attorney to make such filing in the name of Licensor on Licensor's behalf for Marks which they are licensed to use under this Agreement. All reasonable expenses for all Required Filings (and all Permitted Filings made by Licensor) shall be born by Licensor. All reasonable expenses for all Permitted Filings made by a Licensee shall be born by such Licensee.

                  2.2.3 At an exclusive Licensee's request, and as permitted by law and the body with which a filing for a Mark covered by an exclusive license is made, such Licensee shall be added as a party to receive the same notices as Licensor receives from such filing body in respect of such filings.

         2.3 Trademark Notices and Attribution. Acquisition and Nautilus shall use reasonable efforts to ensure that the products bearing the Marks and any services with respect to which the Marks are used and any other materials displaying or incorporating the Marks (E.G., advertising and promotional materials) shall include symbols and notices that are legally sufficient to give public notice of each Party's right, title and interest thereto and to preserve and protect the Marks. Each use of the Marks shall be followed by either the "(TM)" or "SM" symbol (as applicable), if such use occurs before the Mark is federally registered, or the "(R)" symbol, if such use occurs after a federal registration (or such similar registrations as used in other jurisdictions) issues in any jurisdiction. This Section 2.3 only requires use of such symbols as required to give such notice, and would not, for example, require use of the symbol every time the Mark was used in a document if the symbol was used at least once in a manner as to provide such notice.

         2.4 DOMAIN NAMES.

                  2.4.1 The Parties acknowledge that the existing world wide web sites represented by the Domain Names (the "Existing Sites") currently host content or are intended to host content related to both the Cycling Business and Fitness Business. The Parties shall cooperate with each other to provide for the orderly transition of the content related to the Cycling Business that is contained on the Existing Sites to a web site or sites controlled by Acquisition and the content related to the Fitness Business that is contained on the Existing Sites to a web site or sites controlled by Nautilus. Each Party consents to the other Party's use of the trade dress and other protectable look and feel that is associated with the Existing Sites. To the extent any of the Domain Names includes a Combination Mark, the Parties agree that right to use such Domain Names shall be allocated between the Parties in the same manner as the Combination

Marks. By way of example and not of limitation, the Domain Name
"Schwinnfitness.com" is a Combination Mark and may only be used by Nautilus, while the Domain Name "Schwinn" which is both a Mark and an Existing Site, will be operated by the Licensor and contain links to websites maintained by Nautilus and Acquisition relating to the Cycling Business and Fitness business, respectively.

                  2.4.2 Unless otherwise agreed by the Parties, the Existing Sites shall continue to be owned and maintained by Licensor and serve as a link to the web sites on which the content referenced in Paragraph 2.4.1 is transferred or any other web site related to the Cycling Business for Acquisition and the Fitness Business for Nautilus, as reasonably requested by the Licensees. Such links may, at the option of the Parties, be transparent to users.

         2.5 RIGHT TO SUBMIT FOR APPROVAL. Each Licensee shall have the right, but no obligation, to submit any plan of operations, or product or service to the Licensor and request the Licensor's response as to whether the proposed use by such Licensee of any or all of the Marks in connection with such plan of operations, product, or service would be permitted under this Agreement (including the quality standards and scope of the license granted under this Agreement). Licensor shall have twenty (20) days to notify the requesting Licensee of Licensor's approval or disapproval, and in the case of disapproval, the specific reasons for such disapproval in sufficient detail as to allow the requesting Licensee to respond to such disapproval and, if it chooses to, modify the proposed use of the Marks so that it meets the reasons for such disapproval. If the requesting Licensee disagrees with a disapproval, its exclusive remedy is to have the matter resolved pursuant to the dispute resolution provisions of the LLC Agreement.

                                    ARTICLE 3

                                QUALITY STANDARDS

         3.1 PRESERVATION OF MARK VALUES; DISTRIBUTION OF PRODUCTS. The Parties recognize that the value of the Marks is in part dependent on the quality of products sold under the Marks and the lines of retail distribution of their respective products and the manner in which lines of distribution are addressed. Accordingly, the Parties agree as follows:

         3.2 ACQUISITION QUALITY STANDARDS. All of the products and services sold by Acquisition in connection with the Cycling Business that bear or are designated by the Marks shall at all times comply in all material respects with
(i) all applicable laws and regulations pertaining to the marketing, rendering and sale of the products and services connected to the Cycling Business, and
(ii) at least the minimum quality control standards, safety regulations, and specifications established in the bicycle industry for the particular goods sold and the particular distribution channels (e.g., higher quality standards for specialty bicycle shop goods), where the failure to so comply with (ii) would result in a material loss of value in the Marks. In order to prolong an association of the Marks with high-end, specialty merchandise, Acquisition agrees not to deliver Cycling Products that bear or are designated by the Marks to Wal-Mart, K-Mart, Target, Toys `R Us, Sears or similar retailers, or to Sam's Club, Costco, Warehouse Club, or other smaller warehouse-type outlets (collectively "Restricted Stores") prior to August 1, 2002. From and after August 1, 2002, there shall be no restriction on Acquisition's ability to deliver Cycling products to the Restricted Stores.

         3.3 NAUTILUS QUALITY STANDARDS. All of the products and services sold by Nautilus in connection with the Fitness Business that bear or are designated by the Marks shall at all times comply in all material respects with (i) all applicable laws and regulations pertaining to the marketing, rendering and sale of the products and services connected to the Fitness Business, and (ii) at least the minimum quality control standards, safety regulations, and specifications established in the fitness industry for the particular goods sold and the particular distribution channels (e.g., higher quality standards for specialty exercise shop goods), where the failure to so comply with (ii) would result in a material loss of value in the Marks.

         3.4 LICENSOR ACTION. Upon Licensor certifying to a Licensee that Licensor has reasonable grounds to believe (including the basis for the belief) that such Licensee is not in compliance with this Article, Licensor shall have the right, at its expense, to audit such Licensee's quality control standards and procedures for compliance with this Article upon reasonable prior notice to such Licensee, but not more than once every twelve (12) months. Upon Licensor's reasonable written request made not more than once every twelve (12) months, such Licensee shall provide Licensor with general information as to the types and extent (but not dollar amount or volume of unit sales of products or services) of Licensee's uses of the Marks. Licensee will use reasonable efforts to include in agreements with outside suppliers, contract manufacturers and sub-licensees a requirement that each comply in all material respects with all applicable laws. All persons participating in the audit or with access to the information described in this Section 3.4 shall execute and deliver a confidentiality agreement containing the terms of Section 8.14 for the benefit of Licensee. In the event that, in the reasonable opinion of the Licensor, Licensee's products and services that bear or are designated by the Marks fail to comply with the quality standards of this Article, Licensor shall give Licensee written notice setting forth in reasonable detail such failure, and Licensee shall, at its expense and within thirty (30) days thereafter, begin to take such corrective action as is necessary to comply with such standards. Failure to take such corrective action within one hundred and eighty (180) days or such longer period as is allowed under applicable law shall constitute a breach of this Agreement. If the Licensee disagrees with Licensor's determination under this Section 3.4, its exclusive remedy is to have the matter resolved pursuant to the dispute resolution provisions of the LLC Agreement.


                                    ARTICLE 4

                             EXCHANGE OF INFORMATION

[This Article intentionally left blank.]

                                    ARTICLE 5

REPRESENTATIONS AND WARRANTIES


         5.1 NAUTILUS.  Nautilus represents and warrants as follows:

                  5.1.1 Nautilus has full right, power and authority to execute, deliver and perform under this Agreement.

                  5.1.2 The execution, delivery and performance of this Agreement by Nautilus do not contravene any contractual restriction binding upon Nautilus or affecting any of its properties, or its Certificate of Incorporation, By-Laws or comparable organizational documents.

                  5.1.3 This Agreement has been duly executed and delivered by Nautilus and is a legal, valid and binding obligation of Nautilus enforceable against Nautilus in accordance with its terms.

         5.2 ACQUISITION.  Acquisition represents and warrants as follows:

                  5.2.1 Acquisition has full right, power and authority to execute, deliver and perform under this Agreement.

                  5.2.2 The execution, delivery and performance of this Agreement by Acquisition do not contravene any contractual restriction binding upon Acquisition or affecting any of its properties, or its Certificate of Formation or the LLC Agreement.

                  5.2.3 This Agreement has been duly executed and delivered by Acquisition and is a legal, valid and binding obligation of Acquisition enforceable against Acquisition in accordance with its terms.

         5.3 LICENSOR.  Licensor represents and warrants as follows:

                  5.3.1 Licensor has full right, power and authority to execute, deliver and perform under this Agreement.

                  5.3.2 The execution, delivery and performance of this Agreement by Licensor does not contravene any contractual restriction binding upon Licensor or affect any of its properties, or its Certificate of Formation or LLC Agreement.

                  5.3.3 This Agreement has been duly executed and delivered by Licensor and is a legal, valid and binding obligation of Licensor enforceable against Licensor in accordance with its terms.

         5.4 OWNERSHIP RIGHTS. No Party warrants to the other that it owns any right, title, or interest in the Marks or Domain Names or any other right granted by this agreement nor that the Marks do not infringe or otherwise violate the rights of any Third Party.


                                    ARTICLE 6

                           OWNERSHIP AND INFRINGEMENT

         6.1 OWNERSHIP AND PROTECTION OF INTELLECTUAL PROPERTY. Acquisition and Nautilus acknowledge that their respective interests in the Marks and Domain Names is through their joint ownership of Licensor and through the licenses granted hereunder. No Party shall at any time do or cause to be done, or fail to do or cause to be done, any act or thing, directly or indirectly, contesting or in any way impairing the Licensor's ownership rights, title and interest in the Marks or Domain Names or the licenses granted under this Agreement. The provisions of other portions of this Agreement govern the rights and obligations of the Parties to bring or defend infringement and other actions, and this
Section 6.1 does not obligate a Party to bring or defend any legal proceeding.

         6.2 PROSECUTING INFRINGEMENT.

                  6.2.1 Acquisition shall have the right, at its expense, to bring any action on account of any infringements, imitations or unauthorized use of the Marks affecting or in competition with the Cycling Products or the Cycling Business, and Licensor shall cooperate with Acquisition, as Acquisition may reasonably request (including being named in such action as a plaintiff) and at Acquisition's expense, in connection with any such action brought by Acquisition. Nautilus shall also cooperate with respect to such action as may be reasonably requested by Acquisition and at Acquisition's expense (including reimbursement of reasonable attorney's fees and indemnification for any loss, liability, claim, damage or expense suffered by Nautilus which directly results from any action taken at the request of Acquisition and any judgment or award entered against Nautilus in connection with such action). Acquisition shall be entitled to receive and retain any and all damages, settlement, or compensation paid or recovered in connection with any such action brought and prosecuted by Acquisition.

                  6.2.2 Nautilus shall have the right, at its expense, to bring any action on account of any infringements, imitations or unauthorized use of the Marks affecting or in competition with the Fitness Products or the Fitness Business, and Licensor shall cooperate with Nautilus (including being named in such action as a plaintiff), as Nautilus may reasonably request and at the expense of Nautilus, in connection with any such action brought by Nautilus. Acquisition shall also cooperate with respect to such action as may be reasonably requested by Nautilus and at Nautilus's expense (including reimbursement of reasonable attorney's fees and indemnification for any loss, liability, claim, damage or expense suffered by Acquisition which directly results from any action taken at the request of Nautilus and any judgment or award entered against Acquisition in connection with such action). Nautilus shall be entitled to receive and retain any and all damages, settlement, or compensation paid or recovered in connection with any such action brought and prosecuted by Nautilus.

                  6.2.3 Licensor shall have the right, at its expense, to bring any action on account of any infringements, imitations or unauthorized use of the Marks affecting or in competition with the Unrelated Business, and Licensees shall cooperate with Licensor, as Licensor may reasonably request and at Licensor's expense, in connection with any such action brought by Licensor. Licensor shall be entitled to receive and retain any and all damages, settlement, or compensation paid or received in connection with any such action brought and prosecuted by Licensor.

                  6.2.4 If within the earlier of ninety (90) days after actual knowledge of an alleged infringement, imitation, or unauthorized use, or twenty
(20) days before the time when an action must be filed to preserve a claim, the Non-Prosecuting Party does not notify the other Parties of the Non-Prosecuting Party`s intent to challenge, by formal or informal means (as required in the circumstances), such infringement, imitation, or unauthorized use, a Prosecuting Party may challenge the same, at its expense, provided that no settlement shall be made which would adversely affect any other Party's rights in the Marks, or which would cause a material violation by the Prosecuting Party of this Agreement, without the prior written consent of Licensor (which shall not be unreasonably withheld, conditioned or delayed), and, upon reasonable written request of a Party, the Prosecuting Party shall advise such Party of the status of the action and promptly of any material developments. The Prosecuting Party shall retain any and all damages, settlement, or compensation paid in connection with any such action brought and prosecuted solely by such Prosecuting Party.

         6.3 DEFENDING AGAINST INFRINGEMENT.

                  6.3.1 Acquisition shall, at its expense, diligently defend and shall have the right to settle any action that may be commenced against Licensor or Licensees alleging that use of any of the Marks in the Cycling Business infringes any right of a Third Party, provided that no settlement shall be made which would adversely affect any other Party's rights in the Marks, or which would cause a material violation by Acquisition of this Agreement, without the prior written consent of the other Parties (which shall not be unreasonably withheld, conditioned or delayed). Acquisition shall retain any and all damages, settlement, or compensation paid in connection with any such action defended by Acquisition. Nautilus shall have the right, at is own expense and through its own counsel, to participate with Acquisition in any action in which Nautilus is a named party.

                  6.3.2 Nautilus shall, at its expense, diligently defend and shall have the right to settle any action that may be commenced against Licensor or Licensees alleging that use of any of the Marks in the Fitness Business infringes any right of a Third Party, provided that no settlement shall be made which would adversely affect any other Party's rights in the Marks, or which would cause a material violation by Nautilus of this Agreement, without the prior written consent of the other Parties (which shall not be unreasonably withheld, conditioned or delayed). Nautilus shall retain any and all damages, settlement or compensation paid in connection with any such action defended by Nautilus . Acquisition shall have the right, at its own expense and through its own counsel, to participate with Nautilus in any action in which Acquisition is a named party.

                  6.3.3 Licensor shall, at its expense, diligently defend and shall have the right to settle any action that may be commenced against Licensor or Licensees alleging that use of any of the Marks in an Unrelated Business infringes any right of a Third Party, provided that no settlement shall be made which would adversely affect any other Party's rights in the Marks, or which would cause a material violation by Licensor of this Agreement, without the prior written consent of the other Parties (which shall not be unreasonably withheld, conditioned or delayed). Licensor shall retain any and all damages, settlement or compensation paid in connection with any such action defended by Licensor. Acquisition and Nautilus shall have the right, at their own expense and through their own counsel, to participate with Licensor in any action in which Acquisition or Nautilus is a named party.

                  6.3.4 If within the earlier of thirty (30) days after service of process in an action described in Sections 6.3.1, 6.3.2 or 6.3.3 (a "Defense Action") on the Non-Defending Party or the date a Party gives notice to the Non-Defending Party of service of process on it, or twenty (20) days before the time when an answer and/or counterclaims must be filed to preserve a defense or claim (including counterclaims or cross claims) in such Defense Action, the Non-Defending Party does not notify the other Parties of the Non-Defending Party's intent to file such defenses and claims, the Defending Party may file such answer and claims and defend such action at its expense, provided that no settlement shall be made which would adversely affect any other Party's rights in the Marks, or which would cause a material violation by the Defending Party of this Agreement, without the prior written consent of the other Parties (which shall not be unreasonably withheld, conditioned or delayed), and, upon reasonable written request of a Party, the Defending Party shall advise such other Party of the status of the action and promptly of any material developments. The Defending Party shall retain any and all damages, settlement or compensation paid in connection with any such action brought and prosecuted solely by such Defending Party.

                  6.3.5 If at any time a Party shall conclude that the Non-Defending Party is not discharging its duty to diligently defend pursuant to Paragraphs 6.3.1, 6.3.2 or 6.3.3 hereof (other than as described in Paragraph 6.3.4), such Party shall notify the Non-Defending Party of the basis for its concern. In the event that the Non-Defending Party does not rectify the problem in response to the notice, such Party may name itself as an additional defendant in the matter and, at its expense, retain counsel for the defense of the same.

                  6.3.6 Any Party's election to participate in an action under Paragraphs 6.3.1, 6.3.2, 6.3.3 or 6.3.5 or a Party's election to defend under Paragraph 6.3.4 shall not waive such Party's right to indemnification under
Section 8.13.

         6.4 EXCHANGE OF INFORMATION. Each Licensee shall notify Licensor and the other Licensee of any conflicting uses of, or any actual or threatened acts of, infringement, imitation, unauthorized use or unfair competition involving use of any of the Marks or Domain Names by unauthorized Third Parties of which Licensee becomes aware.


                                    ARTICLE 7

TERMINATION/REMEDIES

         7.1 TERMINATION.

         7.1.1 Except as specifically set forth in this Agreement or in the LLC Agreement, the licenses granted in this Agreement shall not terminate and shall continue in perpetuity regardless of any dissolution, transfer, or change in membership of the Limited Liability Company.

         7.1.2 Licensor shall have the right to terminate a license granted hereunder at any time with respect to a Licensee if a court or arbitrator determines that such Licensee breached in any material respect any material covenant or representation and warranty of this Agreement and such breach is not cured within ninety (90) days after written decision from the court or arbitrator.

         7.2 RIGHTS AND DUTIES UPON TERMINATION. Upon termination of a license granted hereunder:


         7.2.1 The terminated Licensee shall immediately discontinue all use of the Marks and Domain Names and shall have no further license to use the Marks, provided that terminated Licensee's right to use the Marks shall continue with respect to products in existence, for work in process (which may be completed at the election of the Licensee), and for production sufficient to fulfill held orders or obligations to customers which are to be delivered within one hundred eighty (180) days after termination, each as of the date of such termination, for a period of twenty-four (24) months after the date of termination; provided, however, that, notwithstanding the foregoing, the terminated Licensee shall have no further right to use the Marks in a way that would violate the quality standards set forth herein;

                  7.2.2 All other rights under this Agreement with respect to the terminated Licensee shall immediately terminate, and terminated Licensee agrees to execute all such documents as are reasonably required by Licensor to evidence Licensor's ownership of all Marks and Domain Names, including Future Marks;

                  7.2.3 Termination of a license granted under this Agreement shall not deprive a Party of its ownership interest in the Licensor except as otherwise provided in the LLC Agreement; and

                  7.2.4 Termination of one license granted hereunder shall have no effect on the license granted to the other Licensee under this Agreement.

         7.3 LIMITATIONS ON REMEDIES; CURE PERIODS. Notwithstanding the provisions of Section 7.2:

                  7.3.1 If a particular breach of this Agreement applies to activities in only certain countries, the remedies (other than damages) of this Agreement shall apply only to those countries and the rights in other countries shall be unaffected.

                  7.3.2 If the breach is the result of activities of a sub-licensee the cure periods set forth herein shall be extended by thirty (30) days.

                  7.3.3 If the breach is a result of a governmental action (other than a decision of a court or administrative law judge), the breaching Party shall have additional reasonable time to pursue a reversal or stay of the governmental action, but in any event not more than an additional sixty (60) days.

                  7.3.4 If the breach relates only to a particular Mark, the remedies (other than damages) shall apply only to that Mark and the rights as to other Marks shall remain in force.

                  7.3.5 If the breach relates only to a particular class of products or services, the right to remedies (other than damages) shall only apply to use of the Marks with that class of products or services.

                  7.3.6 Remedies of this Agreement shall have no effect on Bicycle Assets and the use thereof by Acquisition, or Fitness Assets and use thereof by Nautilus .

         7.4 Nothing in this Article 7 shall limit a Party's ability to seek and obtain injunctive relief for infringement of the Marks by another Party or for exceeding the scope of the licenses granted in Section 2.1.


                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 ENTIRE AGREEMENT. This Agreement, the LLC Agreement and the Bid Letter shall constitute the entire agreement between the Parties hereto relating to the subject matter hereof, and supersedes and cancels all previous negotiations, understandings and agreements between the parties regarding the subject matter hereof. No conditions, use of trade, course of dealing, understanding or agreement purporting to vary, explain or supplement the terms of this Agreement shall be binding unless hereafter made in writing and signed by all Parties.

         8.2 EFFECT ON OTHER AGREEMENTS. Nothing contained herein shall create any legal liability or obligation on the part of any Party to this Agreement with respect to any Third Party contracts or any agreements, obligations or liabilities of the other Party, unless a Party to this Agreement expressly assumes such liability or obligation in a signed writing.

         8.3 NATURE OF RELATIONSHIP. Though Licensor is a joint venture of the Licensees, all work or obligations performed by the Parties hereunder shall be performed as an independent contractors and not as an agents of the other Parties, and the Parties acknowledge that none has authority to obligate or bind the others in any way. No provision of this Agreement shall be construed to create an agency, partnership or joint venture between the parties hereto.

         8.4 APPLICABLE LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

         8.5 WAIVER. No waiver of any of the terms or conditions of this Agreement shall be effective or binding unless such waiver is in writing and is signed by the Party granting such waiver, nor shall this Agreement be changed, modified, discharged or terminated other than in accordance with its terms except by a writing signed by all Parties. Waiver by any Party of any term, provision or condition of this

Agreement shall not be construed to be a waiver of any other term, provision or condition nor shall such waiver be deemed a subsequent waiver of the same term, provision or condition.

         8.6 SEVERABILITY. In the event any provision in this Agreement shall be deemed invalid, illegal or unenforceable, generally or in any particular jurisdiction or circumstance, the validity, legality and enforceability of the remaining provisions hereof and of such provisions in other jurisdictions and circumstances, shall not in any way be affected or impaired thereby and the Parties shall replace such invalid, illegal or unenforceable provision with a valid, legal and enforceable provision which has as nearly as possible the same intent and effect as the invalid, illegal or unenforceable provision.

         8.7 NOTICES. Any notice required or which may be given hereunder shall be in writing and shall be deemed to have been given (i) when delivered to the addressee in person, (ii) when telexed or faxed by means confirming receipt, and, if notice is telexed or faxed, a copy shall be mailed by registered or certified mail, return receipt requested and postage prepaid, (iii) when sent by registered or certified mail, return receipt requested and postage prepaid, four
(4) days after the date of mailing or (iv) when sent by express mail or courier service, postage or charges prepaid, on the date of scheduled delivery, addressed to the parties as set forth below, with proof of delivery recorded by the service. Such notices and other communications will be sent to the Parties at the addresses indicated below, or to such other addresses as any Party may notify the other:

                  If to Nautilus :
                  ---------------

                      Nautilus Inc.
                      1400 N.E. 136th Avenue
                      Vancouver, WA  98684

                  With a copy (which shall not constitute notice) to:

                      Bruce Robertson
                      Garvey, Schubert & Barer
                      1191 Second Ave, 18th Floor
                      Seattle, WA  98101


                  If to Acquisition:
                  -----------------

                      c/o Pacific Cycle, LLC
                      4902 Hammersley Road
                      Madison, Wisconsin 53711
                      Telephone: (608) 268-2468
                      Facsimile No.: (608) 268-2466
                      Attn:  Chief Executive Officer

                  With a copy (which shall not constitute notice) to:

                      Pacific Cycle, LLC
                      100 Fairview Drive
                      Suite 100
                      Vernon Hills, IL 60061
                      Telephone: (847) 573-0686
                      Facsimile No.: (847) 573-0679
                      Attn:  General Counsel

                  If to Licensor:
                  --------------

                      c/o Pacific Cycle, LLC
                      100 Fairview Drive
                      Suite 100
                      Vernon Hills, IL 60061
                      Telephone: (847) 573-0686
                      Facsimile No.: (847) 573-0679
                      Attn: General Counsel

                  With a copy (which shall not constitute notice) to both Nautilus and Acquisition as set forth above.

         8.8 FORCE MAJEURE. If the performance of any part of this Agreement by any Party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the Party liable to perform, unless conclusive evidence to the contrary is provided by another Party, the Party so affected shall, on giving written notice to the other Parties, be excused from such performance to the extent of and for the period of such prevention, restriction, interference or delay, provided that the affected Party shall use commercially reasonable efforts to avoid or remove the causes of such prevention, restriction, interference and/or delay and shall continue performance with the utmost dispatch whenever such causes are removed.

         8.9 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns (including by way of merger, consolidation or sale of all or substantially all of the equity or assets of such Party); provided however, that Nautilus may only assign this Agreement to a party that also acquires the part of the Fitness Business that uses the Marks, and Acquisition may only assign this Agreement to a person or persons that also acquires the part of the Cycling Business that uses the Marks. Notwithstanding anything to the contrary set forth in this Agreement, (a) either Licensee may assign some or all of its rights hereunder to an Affiliate, provided such Affiliate agrees to be bound by the terms hereof; and (b) either Licensee may collaterally assign as security any or all of its rights hereunder (including, without limitation, such Licensee's rights hereunder to sublicense the Marks and the right to assign this Agreement pursuant to this Section 8.9) to its lenders, or its parent company's lenders, or agent of any such lenders in connection with an existing or prospective financing transaction so long as, in the case of such an assignment, such Licensee also grants a security interest in or assigns the relevant Bicycle or Fitness Assets as security for such financing transaction, and such lenders or agent, as applicable, may assign or otherwise transfer such rights under and to this Agreement, together with the relevant Bicycle Assets or Fitness Assets, as applicable, to one or more persons in the exercise of their respective rights and remedies with respect to such collateral assignment .

         8.10 FURTHER ASSURANCES. Each Party hereby covenants and agrees that, at any time from and after the Effective Date, it shall execute and deliver such other documents as may be reasonably required to implement any of the provisions of this Agreement.

         8.11 CONSTRUCTION. Titles or captions of articles and sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereof. Whenever required by the context, the singular number shall include the plural, the plural number shall include the singular, and the gender of any pronoun shall include all genders.

         8.12 COUNTERPARTS. This Agreement may be executed in multiple copies, each of which shall be deemed an original and together which shall constitute one and the same instrument.

         8.13. INDEMNITY.

                  8.13.1 Acquisition shall indemnify Nautilus and Licensor and defend and hold them harmless against any and all actual damages and professional and other expenses, including, but not limited to reasonable attorney and expert fees (collectively, "Damages") incurred or suffered by Nautilus or Licensor arising out of any contractual, tortious or other claims or proceedings brought against Nautilus or Licensor by a third party claiming relief against Nautilus or Licensor by reason of the conduct of the Cycling Business by Acquisition, except insofar as any such claims may arise from any breach of this Agreement or the LLC Agreement by Nautilus or Licensor.

                  8.13.2 Nautilus shall indemnify Acquisition and Licensor and defend and hold them harmless against any and all Damages incurred or suffered by Acquisition or Licensor arising out of any contractual, tortious or other claims or proceedings brought against Acquisition or Licensor by a third party claiming relief against Acquisition or Licensor by reason of the conduct of the Fitness Business by Nautilus , except insofar as any such claims may arise from any breach of this Agreement or the LLC Agreement by Acquisition or Licensor.

                  8.13.3 The Licensees shall obtain and maintain at their respective expense general liability insurance, including broad form coverage for contractual liability, product liability and personal injury liability (including bodily injury and death), consistent with that maintained by Third Parties similarly situated. Upon request a Licensee shall provide proof of such insurance to the other Parties.

         8.14 CONFIDENTIALITY. The Parties have entered into an agreement to maintain each other's confidential information pursuant to the LLC Agreement. The terms of that agreement shall govern the rights and responsibilities with respect to use and disclosure of any confidential information disclosed under this Agreement, including the Audit provisions of Section 3.4. In addition, the Parties acknowledge that, as a result of the purchase of the Schwinn assets, each party may have access to information relating to the Schwinn assets that is deemed confidential by the other Party because of its relationship to that party's business. The Parties therefore agree that, notwithstanding any other provision to the contrary in this Agreement or in the LLC Agreement, all information relating to the Schwinn assets shall be treated as and subject to the restrictions governing Confidential Information in the LLC Agreement, except that (a) Nautilus may use and disclose any such information relating to the Fitness Business without limitation and (b) Acquisition may use and disclose any such information relating to the Cycling Business without limitation.

         8.15 DISPUTE RESOLUTION. Article 6 notwithstanding, any dispute between or among the Parties relating to this Agreement shall be resolved exclusively through the dispute resolution provisions of the LLC Agreement.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by its duly authorized officers as of date first above written.

LICENSOR:                                  NAUTILUS, INC.:



By:_________________________               By:______________________________
Name:_______________________               Name:____________________________
Title:______________________               Title:___________________________

                                           SCHWINN ACQUISITION LLC:


                                           By:______________________________
                                           Name:____________________________
                                           Title:___________________________

                                   SCHEDULE A
                                      MARKS

A.  UNITED STATES MARKS
-------------------------------------------------------------------------------------------------------------------
MARK                        GOODS/SERVICES            REG. NO.   REG. DATE INT'L  ACTIVE/    SERIAL NO.    USE
                                                                           CLASS   INACTIVE
-------------------------------------------------------------------------------------------------------------------
S                           Bicycles                  1191632    03/09/82  12         A                    Joint
-------------------------------------------------------------------------------------------------------------------
S                           Bicycle parts and         831732     07/11/67  12         A                    Joint
                            accessories - namely
                            saddles and reflectors
-------------------------------------------------------------------------------------------------------------------
GENUINE AUTHENTIC SCHWINN   Bicycles and structural   2067721    06/03/97  12         A                    Joint
                            parts therefor
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     BICYCLES                  428626     03/25/47  12         A                    Joint
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Bicycle helmets and       1909799    08/08/95  09         A                    Joint
                            computers for use by
                            bicyclists
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Bicycles and parts        1909911    08/08/95  12         A                    Joint
                            therefor . . .
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Cycling apparel; namely   1902797    07/04/95  25         A                    Joint
                            hats, caps, t-shirts,
                            shorts, sweatshirts and
                            gloves
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Bicycles                  1665772    11/26/91  12         A                    Joint
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Bicycles                  Puerto                          A                    Joint
                                                      Rico
                                                      7372
-------------------------------------------------------------------------------------------------------------------
SCHWINN AMERICAN            Bicycles                  626119     05/01/56  12         A                    Cycles
-------------------------------------------------------------------------------------------------------------------
SCHWINN APPROVED            Bicycle parts and         952451     01/30/73  A          A                    Joint
                            accessories and products
-------------------------------------------------------------------------------------------------------------------
SCHWINN BICYCLES SALES &    Bicycle repair and        1216108    11/09/82  39         A                    Cycles
SERVICE                     maintenance services
-------------------------------------------------------------------------------------------------------------------
SCHWINN CRUISER             Bicycles                  1171128    09/29/81  12         A                    Cycles
-------------------------------------------------------------------------------------------------------------------
SCHWINN CYCLE TRUCK         Bicycles                  371422     09/26/39  12         A                    Cycles
-------------------------------------------------------------------------------------------------------------------
SCHWINN GIRAFFE             Bicycles                  1186614    01/19/82  12         A                    Cycles
-------------------------------------------------------------------------------------------------------------------
SCHWINN QUALITY CHICAGO     Bicycles                  407574     06/13/44  12         A                    Joint
-------------------------------------------------------------------------------------------------------------------
SCHWINN SCRAMBLER           Vehicle tires, more       802716     01/25/66  12         A                    Cycles
                            particularly bicycle
                            tires
-------------------------------------------------------------------------------------------------------------------
SCHWINN SIDEWINDER          Bicycles                  1248275    08/16/83  12         A                    Cycles
-------------------------------------------------------------------------------------------------------------------
SCHWINN SKIPPER             Bicycles                  616120     11/15/55  12         A                    Cycles
-------------------------------------------------------------------------------------------------------------------
SCHWINN TWINN               Tandem bicycles           772714     07/07/64  12         A                    Cycles
-------------------------------------------------------------------------------------------------------------------
SCHWINN-QUALITY             Bicycles                  1532929    04/04/89  12         A                    Joint
-------------------------------------------------------------------------------------------------------------------
S                           Bicycles                  1360429                         I                    Joint
-------------------------------------------------------------------------------------------------------------------
AUTO CYCLE ARNOLD SCHWINN   Bicycles which are        541699                          I                    Joint
CO. CHICAGO                 propelled only by the
                            rider thereof
-------------------------------------------------------------------------------------------------------------------
AUTO CYCLE ARNOLD SCHWINN   Bicycles                  1741171                         I                    Joint
CO. CHICAGO
-------------------------------------------------------------------------------------------------------------------
PIONEER SCHWINN             Bicycle sales, service,   ---                             I      73-374021     Joint
                            and advertising of same
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Bicycles and parts        915615                          I                    Joint
                            therefor
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Bicycle exerciser         Illinois                        A                    Joint
                                                      60359
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Bicycles, water bottles   1130803                         I                    Joint
                            and mounting cages
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Unicycles                 1093196                         I                    Joint
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Cycling apparel -         988465                          I                    Joint
                            namely, hats, caps,
                            t-shirts, one and
                            two-piece rainsuits,
                            shoes and gloves
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Bicycles                  526131                          I                    Joint
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Bicycles and Parts        MA                              I                    Joint
                                                      32144
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Bicycles                  NJ                              I                    Joint
                                                      N/A
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Bicycles                  1361744                         I                    Joint
-------------------------------------------------------------------------------------------------------------------
SCHWINN - FOR THE YOUNG IN  Bicycles and parts        944513                          I                    Joint
HEART                       therefor
-------------------------------------------------------------------------------------------------------------------
SCHWINN APPROVED            Bicycle parts and         760175                          I                    Joint
                            accessories and products
-------------------------------------------------------------------------------------------------------------------
SCHWINN CYCLING AND         Repair and maintenance    1655037                         I                    Joint
FITNESS SCHWINN QUALITY     of bicycles
-------------------------------------------------------------------------------------------------------------------
SCHWINN FACTORY TRAINED     Conducting classroom      1114253                         I                    Joint
SERVICE                     instruction in the
                            servicing and repairing
                            of bicycles
-------------------------------------------------------------------------------------------------------------------
SCHWINN JET                 Bicycles                  543982                          I                    Cycles
-------------------------------------------------------------------------------------------------------------------
SCHWINN MIRADA              Bicycles                  1339120                         I                    Cycles
-------------------------------------------------------------------------------------------------------------------
SCHWINN THREADS             Cycling apparel; namely,  ITU                             I      74-207989     Joint
                            athletic shorts,
                            t-shirts, caps,
                            sweatshirts, jackets,
                            sweaters and polo shirts
-------------------------------------------------------------------------------------------------------------------
SCHWINN WESTWIND            Vehicle tires, more       659349                          I                    Cycles
                            particularly bicycle
                            tires
-------------------------------------------------------------------------------------------------------------------
SCHWINN. . . THE BICYCLE    Bicycle parts and         1063715                         I                    Cycles
PEOPLE                      accessories . . .
-------------------------------------------------------------------------------------------------------------------
SCHWINN'S CYCLING &         Magazine dealing with     1673864                         I                    Joint
FITNESS THE LEADING         bicycle riding and
AUTHORITY                   physical fitness
-------------------------------------------------------------------------------------------------------------------
SCHWINN-BILT                Bicycles                  NJ                              I                    Joint
                                                      N/A
-------------------------------------------------------------------------------------------------------------------
TEAM SCHWINN                Bicycles                  1127856                         I                    Joint
-------------------------------------------------------------------------------------------------------------------
SCHWINN                     Exercise equipment;       1910207    08/08/95  28         A                    Joint
                            namely, stationary
                            bicycles, treadmills,
                            stair-climbing machines
                            and cross country ski
                            machines
-------------------------------------------------------------------------------------------------------------------
YOU JUST FEEL BETTER ON A   Repair and maintenance    ITU                             I      74-300420     Joint
SCHWINN                     of bicycles
-------------------------------------------------------------------------------------------------------------------
SCHWINN HOME TRAINER        Exercise apparatus;       1721147                         I                    Fitness
                            namely electronically
                            operated treadmill device
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
MASTER SCHWINN                                                                               Common Law    Joint
-------------------------------------------------------------------------------------------------------------------
SCHWINN FITNESS                                                                              Common law    Fitness
-------------------------------------------------------------------------------------------------------------------
STING-RAY                   Speedometers              0855541    8/27/68    09        A      72/282.398    Joint
-------------------------------------------------------------------------------------------------------------------
SCHWINN FITNESS                                                                              Common law    Fitness
INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------
ITALICS: SUPPLEMENTAL REGISTER

B.  INTERNATIONAL REGISTERED TRADEMARKS (ALL JOINT USE)
-------------------------------------------------------------------------------------------------------------
COUNTRY NAME    MARK                REG. NO.        REG.  INT'L   GOODS                       SERIAL #
                                                    DATE  CLASS
-------------------------------------------------------------------------------------------------------------
Argentina       SCHWINN QUALITY &   1597419         7/1/85 12     Bicycles                     258242
                Design
-------------------------------------------------------------------------------------------------------------
Aruba           SCHWINN             12877           1/1/86 12     Bicycles                     070757
-------------------------------------------------------------------------------------------------------------
Australia       SCHWINN             B488249         6/1/88 28     Stationary bicycle           488249
                                                                  exercisers
-------------------------------------------------------------------------------------------------------------
Australia       SCHWINN             B488248         6/1/88 12     Bicycles and parts thereof   488248
-------------------------------------------------------------------------------------------------------------
Australia       SCHWINN QUALITY &   A550848        2/21/91 12     Bicycles                     550848
                Design
-------------------------------------------------------------------------------------------------------------
Austria         SCHWINN             136153         6/17/91 12     Bicycles
-------------------------------------------------------------------------------------------------------------
Austria         SCHWINN QUALITY &   136559         7/17/91 12     Bicycles and parts thereof;  AM55991
                Design                                            bicycle frames and bicycle
                                                                  tires
-------------------------------------------------------------------------------------------------------------
Benelux         SCHWINN             491597         2/12/91 12     Bicycles                     759608
-------------------------------------------------------------------------------------------------------------
Benelux         SCHWINN             472221         1/22/90 1, 2,  Bicycles and parts thereof
                                      3, 4,
                                       9,
                                       12,
                                       14,
                                     25, 28
-------------------------------------------------------------------------------------------------------------
Benelux         SCHWINN QUALITY     494929         2/12/91 12     Bicycles                     759598
-------------------------------------------------------------------------------------------------------------
Bolivia         SCHWINN & Design    6086C           8/2/44 12     Bicycles and parts thereof   11015A
-------------------------------------------------------------------------------------------------------------
Brazil          SCHWINN             816090777     10/29/96 12     Bicycles and parts thereof;  816090777
                                                                  bicycle frames and bicycle
                                                                  tires
-------------------------------------------------------------------------------------------------------------
Brazil          SCHWINN             819991465      9/28/99 28     Stationary bicycle           819991465
                                                                  exercisers
-------------------------------------------------------------------------------------------------------------
Brazil          SCHWINN QUALITY &   816090718     10/29/96 12     Bicycles                     816090718
                Design
-------------------------------------------------------------------------------------------------------------
Canada          SCHWINN             31926          11/1/48 12     Bicycles, bicycle            201046
                                                                  stationary exercisers
-------------------------------------------------------------------------------------------------------------
Chile           SCHWINN             392807         5/27/82 12     Bicycles
-------------------------------------------------------------------------------------------------------------
Chile           SCHWINN             509687          4/8/98 28
-------------------------------------------------------------------------------------------------------------
China           SCHWINN             502701        10/30/89 28     Dyestuffs, paints,           8844075
                                                                  pigments, coating
                                                                  materials, printing ink
                                                                  (sporting articles)
-------------------------------------------------------------------------------------------------------------
China           SCHWINN             204611         2/14/84 12, 28 Bicycles and parts thereof   204611
-------------------------------------------------------------------------------------------------------------
China           SCHWINN & Design    650943          8/1/94 12     Bicycles
-------------------------------------------------------------------------------------------------------------
Columbia        SCHWINN             231028         8/24/00 28
-------------------------------------------------------------------------------------------------------------
Costa Rica      SCHWINN             11439/8673      3/8/89 12     Bicycles
-------------------------------------------------------------------------------------------------------------
Costa Rico      SCHWINN             123322        12/11/00 28     Bicycles
-------------------------------------------------------------------------------------------------------------
Denmark         SCHWINN             836591        11/22/91 12     Bicycles and parts thereof;  VA112391
                                                                  bicycle frames/tires
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Denmark         SCHWINN QUALITY &   836691        11/22/91 12     Bicycles and parts thereof;  VA112491
                Design                                            bicycle frames, tires
-------------------------------------------------------------------------------------------------------------
Ecuador         SCHWINN             461495         11/9/90 12     Bicycles                     1888790
-------------------------------------------------------------------------------------------------------------
El Salvador     SCHWINN             017124        10/19/69 12     Bicycles
-------------------------------------------------------------------------------------------------------------
Finland         SCHWINN             119754          6/5/92 12     Bicycles                     61591
-------------------------------------------------------------------------------------------------------------
Finland         SCHWINN QUALITY &   140408        10/20/95 12     Bicycles and parts thereof,  61691
                Design                                            bicycle frames and tires
-------------------------------------------------------------------------------------------------------------
France          SCHWINN             1722439        2/19/91 12     Bicycles                     268524
-------------------------------------------------------------------------------------------------------------
France          SCHWINN             1197321         3/4/82 09,    Apparatus and instruments    622764
                                                           20, 28 for measuring and control
-------------------------------------------------------------------------------------------------------------
France          SCHWINN QUALITY &   1722438        2/19/91 12     Bicycles and parts thereof   268523
                Design
-------------------------------------------------------------------------------------------------------------
Germany         SCHWINN             1047388        4/19/83 9,     Bicycles                     SCH3702712W
                                       10,
                                       14,
                                     20, 28
-------------------------------------------------------------------------------------------------------------
Germany         SCHWINN             2014951        2/18/91 12     Bicycles                     SCH3702712W
-------------------------------------------------------------------------------------------------------------
Germany         SCHWINN QUALITY &   2034846        2/18/91 12     Bicycles and parts thereof;  SCH3702812
                Design                                            bicycle frames and bicycle
                                                                  tires
-------------------------------------------------------------------------------------------------------------
Guatemala       SCHWINN             007050         8/20/94 12     Bicycles
-------------------------------------------------------------------------------------------------------------
Guatemala       SCHWINN             107912        11/30/00 28
-------------------------------------------------------------------------------------------------------------
Honduras        SCHWINN             005457         5/14/49 12     Bicycles                     5457
-------------------------------------------------------------------------------------------------------------
Hong Kong       SCHWINN             B29631990     11/19/88 12     Bicycles and parts thereof   742488
-------------------------------------------------------------------------------------------------------------
Hungary         SCHWINN             127401         8/11/88 12,    Bicycles and parts and       247887
                                                           25, 28 fittings; clothing,
                                                                  footwear, and headgear;
                                                                  gymnastic and sporting
                                                                  articles; machines and
                                                                  appliances
-------------------------------------------------------------------------------------------------------------
India           SCHWINN             283709        10/26/72 12     Bicycles                     283709
-------------------------------------------------------------------------------------------------------------
India           SCHWINN & Design    283655        10/24/72 12     Bicycles                     283655
-------------------------------------------------------------------------------------------------------------
Indonesia       SCHWINN             359842         5/30/96 28                                  16688
-------------------------------------------------------------------------------------------------------------
Italy           SCHWINN             402249         2/25/82 28     Bicycles                     17663
-------------------------------------------------------------------------------------------------------------
Italy           SCHWINN             611765        12/16/93 12     Bicycles                     91810
-------------------------------------------------------------------------------------------------------------
Italy           SCHWINN QUALITY &   611770        12/16/93 12     Bicycles                     91815
                Design
-------------------------------------------------------------------------------------------------------------
Japan           SCHWINN             1913188       11/27/86 28     Mechanical implements for    2060384
                                                                  training human body, and
                                                                  other articles
-------------------------------------------------------------------------------------------------------------
Japan           SCHWINN QUALITY &   2723478        11/7/97 12     Bicycles                     20381
                Design
-------------------------------------------------------------------------------------------------------------
Korea           SCHWINN             253722         11/6/92 12     Bicycles                     317191
-------------------------------------------------------------------------------------------------------------
Korea           SCHWINN QUALITY &   253723         11/6/92 12     Bicycles                     317291
                Design
-------------------------------------------------------------------------------------------------------------
Mexico          SCHWINN             368900        10/26/88 12     Bicycles and parts thereof   051209
-------------------------------------------------------------------------------------------------------------
Mexico          SCHWINN             620994         5/26/97 28     Bicycle type exercisers      296119
-------------------------------------------------------------------------------------------------------------
Mexico          SCHWINN QUALITY &   416794          3/4/91 12     Bicycles                     107800
                Design
-------------------------------------------------------------------------------------------------------------
Netherlands     SCHWINN             002292         4/25/89 12     Bicycles
Antilles
-------------------------------------------------------------------------------------------------------------
New Zealand     SCHWINN             606132          1/5/00 28     Bicycle type exercisers      606132
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
New Zealand     SCHWINN             136319         3/11/81 12     Bicycles and accessories     136319
-------------------------------------------------------------------------------------------------------------
Nicaragua       SCHWINN             005920          3/7/49 12     Bicycles                     5920
-------------------------------------------------------------------------------------------------------------
Panama          SCHWINN             002714         7/23/59 12     Bicycles                     2714
-------------------------------------------------------------------------------------------------------------
Paraguay        SCHWINN             113117        11/19/84 12     Bicycles                     001625
-------------------------------------------------------------------------------------------------------------
Peru            SCHWINN             63777          5/29/00 28
-------------------------------------------------------------------------------------------------------------
Peru            SCHWINN             086270         7/24/90 12     Bicycles                     167312
-------------------------------------------------------------------------------------------------------------
Puerto Rico     SCHWINN             007372         5/11/49 12     Bicycles
-------------------------------------------------------------------------------------------------------------
Singapore       SCHWINN             85583          2/18/83 28     Exercise apparatus and
                                                                  equipment, and parts and
                                                                  fittings therefor
-------------------------------------------------------------------------------------------------------------
South Africa    SCHWINN             821374         2/16/82 28     Bicycles and parts therefor  821374
-------------------------------------------------------------------------------------------------------------
South Africa    SCHWINN             832237         4/13/83 12     Bicycles                     832237
-------------------------------------------------------------------------------------------------------------
South Africa    SCHWINN QUALITY &   910707          2/5/91 12     Bicycles                     070791
                Design
-------------------------------------------------------------------------------------------------------------
Spain           SCHWINN             1618901        2/20/91 12     Bicycles                     1618901
-------------------------------------------------------------------------------------------------------------
Spain           SCHWINN & Design    691159         6/29/75 12     Bicycles                     691159
-------------------------------------------------------------------------------------------------------------
Surinam         SCHWINN & Design    004535         5/26/44 12     Bicycles
-------------------------------------------------------------------------------------------------------------
Sweden          SCHWINN QUALITY &   242039        11/13/92 12     Bicycles and parts thereof;  911023
                Design                                            bicycle frames and bicycle
                                                                  tires
-------------------------------------------------------------------------------------------------------------
Switzerland     SCHWINN             387862         2/19/91 12     Bicycles                     115891
-------------------------------------------------------------------------------------------------------------
Switzerland     SCHWINN QUALITY &   387904         1/17/92 12     Bicycles                     116191
                Design
-------------------------------------------------------------------------------------------------------------
Taiwan          SCHWINN             733045        11/16/96 12
-------------------------------------------------------------------------------------------------------------
Taiwan          SCHWINN QUALITY &   650943          8/1/94 28     All kinds of bicycles and    82022011
                Design                                            assemblies, components, and
                                                                  parts
-------------------------------------------------------------------------------------------------------------
United Kingdom  SCHWINN             1454162        11/1/91 12     Bicycles                     1454162
-------------------------------------------------------------------------------------------------------------
United Kingdom  SCHWINN QUALITY &   1454161       12/20/91 12     Bicycles                     1454161
                Design
-------------------------------------------------------------------------------------------------------------
Uruguay         SCHWINN & Design    229884        10/31/89 12     Bicycles
-------------------------------------------------------------------------------------------------------------
Venezuela       SCHWINN & Design    016328        11/26/45 12
-------------------------------------------------------------------------------------------------------------
Virgin Islands  SCHWINN             005498         3/25/87 12     Bicycles
-------------------------------------------------------------------------------------------------------------

C.  INTERNATIONAL PENDING TRADEMARKS (ALL JOINT USE)
--------------------------------------------------------------------------------------------------------------------
COUNTRY NAME         MARK                         SER. NO.       INT'L       GOODS
                                                                 CLASS
--------------------------------------------------------------------------------------------------------------------
Argentina            SCHWINN                      2084410         28         Sporting goods
--------------------------------------------------------------------------------------------------------------------
Ecuador              SCHWINN                      101575          28         Exercise apparatus and equipment, and
                                                                             parts and fittings therefor
--------------------------------------------------------------------------------------------------------------------
Indonesia            SCHWINN                      D0025118        12         Bicycles and parts
--------------------------------------------------------------------------------------------------------------------
Paraguay             SCHWINN                      29385-1999      28         Exercise apparatus and equipment, and
                                                                             parts and fittings therefor
--------------------------------------------------------------------------------------------------------------------
Venezuela            SCHWINN                      585-189/00      28         Exercise apparatus and equipment, and
                                                                             parts and fittings therefor
--------------------------------------------------------------------------------------------------------------------

                          SCHEDULE B
                         DOMAIN NAMES

------------------------------ ------------------------------
DOMAIN NAME                    USE
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinn.com                    Joint
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinn.net                    Joint
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinnbike.com                Cycles
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinnbmx.com                 Cycles
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinncycles.com              Cycles
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinnepicenter.com           Fitness
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinneurope.com              Joint
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinnfitness.com             Fitness
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinn-fitness.com            Fitness
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinnfitnessacademy.com      Fitness
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinn-gt.com                 Cycles
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinn-gt.net                 Cycles
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinngt.net                  Cycles
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinn-gtdealernet.com        Cycles
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinn-gtdealernet.net        Cycles
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinn-international.com      Joint
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinngtint.com               Cycles
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinngt-int.com              Cycles
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinnonline.com              Joint
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinnracing.com              Joint
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinnreporter.com            Joint
------------------------------ ------------------------------
------------------------------ ------------------------------
Schwinnripp.com                Fitness
------------------------------ ------------------------------
------------------------------ ------------------------------
Sportshaus.com                 Joint
------------------------------ ------------------------------
------------------------------ ------------------------------
Ignaz.com                      Joint
------------------------------ ------------------------------
------------------------------ ------------------------------
Cranktv.com                    Cycles
------------------------------ ------------------------------
------------------------------ ------------------------------
Bikesnfitness.com              Joint
------------------------------ ------------------------------
------------------------------ ------------------------------
Fitnessandbikes.com            Joint
------------------------------ ------------------------------